Organization	12 Months Ended
Dec. 31, 2022
Organization
Organization

1. Organization

Burford Capital Limited (the “Company”) and its consolidated subsidiaries (collectively with the Company, the “Group”) provide legal finance products and services, comprising (i) core legal finance and (ii) alternative strategies, and are engaged in the asset management business.

The Company was incorporated as a company limited by shares under the Guernsey Companies Law on September 11, 2009. The Company has a single class of ordinary shares, which commenced trading on AIM in October 2009 and on the NYSE in October 2020, in each case, under the symbol “BUR”. The Company’s subsidiaries have issued bonds that are traded on the Main Market of the London Stock Exchange and unregistered senior notes in private placement transactions pursuant to Rule 144A and Regulation S under the Securities Act.